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                                                                   EXHIBIT 10.15

                          MEMORANDUM OF UNDERSTANDING

                                    BETWEEN

                     NETSTAR INTERNATIONAL HOLDING LIMITED
                                      AND
                           oCEN COMMUNICATIONS, INC.


                                MARCH 15, 2000

This document summarizes the proposed terms of cooperation for IP communications deployment between oCen Communications, Inc. of the United States (oCen) and NetStar International Holding Limited (NetStar).

Parties oCen Communications, Inc., 4900 Rivergrade Road, C110, Irwindale, CA 91706, a US-based IP communications services provider.

                                   NetStar International Holding Limited, 22/F,
                                   Pearl Oriental Center, 200 Gloucester Road,
                                   Wanchai, Hong Kong, a Hong Kong based
                                   communications and network integration
                                   specialist.

Preamble oCen is a leading IP-based communications services provider focused on the North American and Asian markets. oCen has built one of the largest managed IP networks in US-Asia dedicated for Internet telephony and other real time and enhanced IP communications services. With this state-of-art IP network, oCen develops and markets high quality, innovative communications services to its customers -consumers, carriers and corporations - in the US and Asia.

                                   NetStar is a leader in the Asia Pacific
                                   region specializing in integrating and
                                   servicing enterprise networks and network enabled business solutions. NetStar is committed to building working partnerships with its customers and strategic suppliers. With its operational headquarters in Hong Kong. NetStar has offices in Australia, China and Taiwan, and has a close working relationship with leading suppliers such as Nortel, Cisco and 3Com providing pre and after-sales network integration solutions.

                                   With oCen as an innovator in the Voice over IP (VoIP) and IP-based communications space and NetStar as a leader in enterprise networking solutions, together both Parties can deliver better solutions to their respective customers. Based on their compatible interest in developing a long-term cooperation in IP telephony and other IP-based communications services both Parties have discussed their planned cooperation and entered into this Memorandum of Understanding
                                   (MoU).

Terms and Conditions

Overview of Responsibilities       1.   oCen and NetStar agree to partner with
                                        each other to launch IP-based
                                        communications services for corporate
                                        clients in the international market,
                                        beginning with a beta launch in Taiwan
                                        by March 2000 and subsequent rollout
                                        across Greater China by June 2000.

                                   2.   oCen and NetStar will provide joint
                                        sales leads for Voice over IP (VoIP),
                                        Fax over IP (FoIP), IP-based Virtual
                                        Private Networking (VPN) and other
                                        enhanced communications services
                                        utilizing oCen managed IP network and
                                        branded CommPortal services.


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                                   3.   oCen will enter into service
                                        negotiations and contractual agreements
                                        with all corporate clientele for IP
                                        communications traffic and usage.
                                        Account management, monitoring, services dispatch and billing will also be controlled and administered by oCen.

                                   4.   NetStar will be responsible for
                                        technical site surveys, installation of
                                        VoIP gateways and relevant equipment at
                                        customer premises, testing and circuits
                                        and equipment, ongoing technical
                                        maintenance and service support. This
                                        will require NetStar to develop a
                                        working expertise regarding all
                                        necessary equipment, including but not
                                        restricted to Clarent gateways, Cisco
                                        routers, PBXs and ADSL technology.

                                   5.   oCen will be solely responsible for all
                                        network operations and maintenance.

            Trial Launch           1.   NetStar Taiwan agrees to participate in
                                        oCen's trial launch of basic IP
                                        telephony services commencing in Taiwan
                                        on March 7, 2000, post date of local
                                        loop provisioning. This requires the
                                        deployment of an 8-port analog Clarent
                                        enterprise gateway at the NetStar Taiwan site and a local loop connection between NetStar Taiwan and oCen Taiwan's data center, applied for by oCen on NetStar's behalf. The purpose of the trial will be to test the VoIP/FoIP technologies and IP network quality, as well as to provide hands-on experience in installing, configuring and maintaining all gateway and router equipment for both oCen and NetStar deployment terms.
                                        NetStar will provide the router and pay
                                        for the NetStar Taiwan image minutes
                                        using the current oCen route table.

                                   2.   NetStar agrees to refer 1 additional
                                        corporate trial customers with the
                                        following criteria: high volume IDD call pattern, existing PBX and router in place, situated within Greater Taipei locale. oCen will provide the local loop and VoIP gateway. NetStar will provide the router to the customer.

                                   3.   Upon a successful trial of basic IP
                                        telephony services within the enterprise mode, both Parties will initiate a CommPortal and IP VPN trial launch across Greater China together.

            Financial Terms        1.   XXXXXXX

                                   2.   XXXXXXXXXXXXXXXXXXXXXXX

                                   3.   XXXXXXXXXXXXXXXXXXXXXXX

                                   4.   XXXXXXXXXXXXXXXXXXXXXXX

                                   5.   XXXXXXXXXXXXXXXXXXXXXXX

Confidentiality                    Both Parties, including but not limited to
                                   employees, subsidiaries, and legal advisors, agree to treat all information exchanged with strict confidentiality, in the same manner as if the information was their own, and not to disclose to any third parties any information related to the terms contained herein unless required by applicable law and jointly approved in writing by both Parties.

Subsequent Agreement               Following the execution by both parties and
                                   approval by oCen's Board of Directors of this Memorandum of Understanding, the Parties shall negotiate a

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                              detailed Enterprise Services Agreement the terms
                              and conditions which shall supersede this Memorandum of Understanding to the extent there are inconsistent provisions.

Binding Effect                Subject to the approval of this Memorandum of
                              Understanding by oCen's Board of Directors, the terms and conditions of this Memorandum of Understanding shall be legally binding on both parties.


Signed and Agreed:
                              _________________________________________________
                              oCen Communications, Inc. (oCen)

                              Name/Title: Alex Liu, Managing Director of Asia

                              Date:

                              _________________________________________________
                              NetStar International Holding Limited (NetStar)


                              Name/Title: KH Wun, CEO

                              Date: